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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)      August 27, 2002




                                 MARITRANS INC.
               (Exact name of company as specified in its charter)



           Delaware                       1-9063                 51-0343903
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



                                Two Harbour Place
                             302 Knights Run Avenue
                                   Suite 1200
                              Tampa, Florida 33602                  33602
                    (Address of principal executive offices)      (Zip Code)



                                 (813) 209-0600
          (Telephone number, including area code, of agent for service)



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Item 5.       Other Events
              ------------

         On August 27, 2002, Maritrans Inc. (the "Company") announced revised earnings expectations for 2002 and a contract renewal with its largest customer. The Company lowered its likely range of estimated operating earnings to $1.00 to $1.50 per share from the prior anticipated earnings range of $1.50 to $2.00 per share. The Company cited higher maintenance, operating and overhead costs, lower revenue and revisions to the number of anticipated diluted shares outstanding at year-end as the factors driving the decrease in the earnings expectations. In addition, the Company announced a renewal of its contract with Sunoco, Inc. to continue its lightering services through the summer of 2005 at a minimum annual utilization. The press release relating to the earnings expectations and contract renewal is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

                  99.1 - Press release dated August 27, 2002*


              * Filed herewith
























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                              MARITRANS INC.


Date: August 28, 2002                                By: /s/ Walter T. Bromfield
                                                         -----------------------
                                                             Walter T. Bromfield
                                                         Chief Financial Officer